UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 6, 2005 (June 5, 2005)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3802 Corporex Park Drive

Tampa, Florida 33619

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 5, 2005, Quality Distribution, Inc. (the “Company”) appointed Gerald L. Detter as its President and Chief Executive Officer (see Item 5.02 below). Mr. Detter is expected to be appointed to the Board of Directors to fill the vacancy thereon and to be elected Chairman of the Board by written consent of the Board promptly following the date of this Current Report on Form 8-K.

Mr. Detter will receive a salary of $450,000 per annum (comprising $400,000 in cash and stock units (“Stock Units”) with a fair market value of $50,000). Upon execution of his employment agreement, Mr. Detter has been granted Stock Units covering 300,000 shares of the Company’s common stock and the first annual Stock Unit base salary grant of 6,535 shares valued at $50,000 based on the closing price of the Company’s common stock on the Nasdaq Stock Market on June 3, 2005, of $7.65. The 300,000 share Stock Unit grant will vest on December 31, 2006. The annual grants will each vest 14.2% on December 31 of the year in which such annual grant is made and 28.6% on December 31 of each successive year until fully vested; provided, however, that all such Stock Units will vest immediately if the average fair market value of the Company’s common stock equals or exceeds $30 per share for any consecutive 180 trading-day period. Stock Units may be forfeited if Mr. Detter leaves the Company and vesting may be accelerated in certain defined circumstances.

In addition, Mr. Detter has been granted options covering 250,000 shares of the Company’s common stock at a strike price $7.65, which is equal to the closing price of the Company’s common stock on the Nasdaq Stock Market on June 3, 2005. The options will vest ratably over three and a half years provided Mr. Detter is an officer or director of the Company.

Mr. Detter will be entitled to the other normal benefits accorded employees or executive officers of the Company plus a car allowance. The employment agreement and stock unit grant agreement and non-qualified stock option agreement, reflecting the terms of employment with Mr. Detter, are annexed as Exhibits 10.2, 10.3, and 10.4, respectively, and incorporated herein by reference.

On June 6, 2005, Thomas L. Finkbiner submitted his resignation as Chairman of the Board, President and Chief Executive Officer and a director of the Company and of Quality Distribution, LLC, the Company’s wholly owned subsidiary. Mr. Finkbiner’s resignation is effective immediately. Mr. Finkbiner concurrently entered into an agreement modifying the terms of his employment with the Company including a new compensation arrangement. The agreement is annexed as Exhibit 10.1 and incorporated herein by reference. Mr. Finkbiner will serve as an advisor to the Company and will be paid a monthly base salary of $15,818.68. All unvested restricted stock and all unvested options held by Mr. Finkbiner were immediately forfeited. His vested options shall remain exercisable through the term of the agreement. The agreement, in the absence of Mr. Finkbiner’s resignation or removal, runs to June 6, 2007.

A copy of the Company’s news release dated June 6, 2005 is attached hereto as Exhibit 99.1.

The information set forth in item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Separately, the Compensation Committee approved a form of Non-Qualified Stock Option Agreement for awards of non-qualified stock options pursuant to the 2003 Stock Option Plan, as amended, and a form of Restricted Stock Award Agreement for grants of restricted stock pursuant to the Company’s 2003 Restricted Stock Incentive Plan, as amended. The form of Non-Qualified Stock Option Agreement is annexed hereto as Exhibit 10.5 and is incorporated herein by reference. The form of Restricted Stock Award Agreement is annexed hereto as Exhibit 10.6 and is incorporated herein by reference.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 6, 2005, Thomas L. Finkbiner submitted his resignation as Chairman of the Board, President and Chief Executive Officer, and a director of the Company and Quality Distribution, LLC. Mr. Finkbiner’s resignation is effective immediately. The resignation of Mr. Finkbiner was not due to a disagreement with the Company’s operations, policies or practices.

Mr. Finkbiner is replaced by Gerald L. Detter. The Company has entered into an employment agreement, stock unit grant agreement, and non-qualified stock option agreement with Mr. Detter (see Item 1.01 above and Exhibits 10.2, 10.3 and 10.4 which are incorporated herein by reference). Mr. Detter is expected to be appointed to the Board of Directors to fill the vacancy thereon and to be elected Chairman of the Board by written consent of the Board promptly following the date of this Current Report on Form 8-K.

Mr. Detter, 61, comes to the Company from CNF, Inc. where he most recently served as an advisor. Prior to that, he served as Senior Vice President of CNF and President and Chief Executive Officer of Con-Way Transportation Services, Inc., a trucking subsidiary of CNF, Inc., from 1997 until his retirement in December 2004. Mr. Detter joined CNF in 1964 as a dockman with the former Consolidated Freightways Corporation of Delaware and advanced through several positions of increasing responsibility.

A copy of the Company’s news release dated June 6, 2005 is attached hereto as Exhibit 99.1. The information set forth in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document
10.1	Agreement, dated as of June 6, 2005, between Quality Distribution, Inc. and Thomas L. Finkbiner.

10.2	Employment agreement, dated as of June 5, 2005, between Quality Distribution, Inc. and Gerald L. Detter.

10.3	Stock Unit Grant Agreement, dated as of June 5, 2005, between Quality Distribution, Inc. and Gerald L. Detter.

10.4	Non-Qualified Stock Option Agreement, dated as of June 5, 2005, between Quality Distribution, Inc. and Gerald L. Detter.

10.5	Form of Non-Qualified Stock Option Agreement.

10.6	Form of Restricted Stock Award Agreement.

99.1	News Release dated June 6, 2005.

This Current Report on Form 8-K contains certain forward-looking information that is subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995 and is subject to certain risks and uncertainties that could cause actual results to differ materially from those expected or projected in the forward-looking statements. Without limitation, these risks and uncertainties include the Company’s substantial leverage, economic factors, downturns in customers’ business cycles or in the national economy, dependence on affiliates and owner-operators, change in government regulation, fluctuations in fuel pricing or availability, increases in interest rates, and the Company’s ability to attract and retain qualified drivers, and, with respect to PPI, the non-approval of the settlement by the federal court and/or state court. Readers are urged to carefully review and consider the various disclosures made by the Company in the risk factors disclosed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004 as well as other periodic reports filed with the Securities and Exchange Commission. The Company disclaims any obligations to update any forward-looking statement as a result of developments occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: June 6, 2005	By:	/s/ Robert J. Millstone
	Name:	Robert J. Millstone
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Agreement, dated as of June 6, 2005, between Quality Distribution, Inc. and Thomas L. Finkbiner.

10.2	Employment agreement, dated as of June 5, 2005, between Quality Distribution, Inc. and Gerald L. Detter.

10.3	Stock Unit Grant Agreement, dated as of June 5, 2005, between Quality Distribution, Inc. and Gerald L. Detter.

10.4	Non-Qualified Stock Option Agreement, dated as of June 5, 2005, between Quality Distribution, Inc. and Gerald L. Detter.

10.5	Form of Non-Qualified Stock Option Agreement.

10.6	Form of Restricted Stock Award Agreement.

99.1	News Release dated June 6, 2005.